================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                        FIRST COMMUNITY BANCSHARES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT


                  Annual Meeting of Stockholders April 22, 2003

                        FIRST COMMUNITY BANCSHARES, INC.
                               ONE COMMUNITY PLACE
                         BLUEFIELD, VIRGINIA 24605-0989

                                 NOTICE OF 2003
                         ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of First Community Bancshares, Inc.:

         The ANNUAL MEETING of Stockholders of First Community Bancshares, Inc. will be held at Fincastle Country Club, Bluefield, Virginia, at 3:00 p.m. local time on Tuesday April 22, 2003, for the purpose of considering and voting upon the following items as more fully discussed herein.

         1. Election of directors to serve as members of the Board of Directors, Class of 2006.

         2. Ratification of the selection of Ernst & Young LLP, Charleston, West Virginia, as independent auditors for the year ended December 31, 2003.

         3. Transacting such other business as may properly come before the meeting, or any adjournment thereof.

         Only stockholders of record at the close of business on March 5, 2003 are entitled to notice of and to vote at such meeting or at any adjournment thereof.


                                        By Order of the Board of Directors

                                        /s/ Robert L. Buzzo

                                        Robert L. Buzzo, Secretary



                                    IMPORTANT

         YOU MAY VOTE BY THE FOLLOWING METHODS:

         1. (888) 216-1279; or at

         2. www.proxyvotenow.com/fcb until 11:59 p.m. eastern daylight time on April 21, 2003.

         3. Complete, sign and return the enclosed proxy as promptly as possible whether or not you plan to attend the meeting. An addressed return envelope is enclosed for your convenience. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON TUESDAY, APRIL 22, 2003

         The Board of Directors of First Community Bancshares, Inc. (the "Corporation") solicits the enclosed proxy for use at the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting"), which will be held on Tuesday, April 22, 2003 at 3:00 p.m. local time at Fincastle Country Club, Bluefield, Virginia, and at any adjournment thereof.

         The expenses of the solicitation of the proxies for the meeting, including the cost of preparing, assembling and mailing the notice, proxy statement and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries for forwarding such documents to beneficial owners, will be paid by the Corporation. In addition to the mailing of the proxy material, solicitation may be made in person, by telephone or by other means by officers, directors or regular employees of the Corporation.

         This Proxy Statement and the proxies solicited hereby are being first sent or delivered to stockholders of the Corporation on or about March 21, 2003.

VOTING

         Shares of common stock (par value $1 per share) ("Common Stock") represented by proxies in the accompanying form, which are properly executed and returned to the Corporation, will be voted at the Annual Meeting in accordance with the stockholder's instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the election of the nominees as described herein under "Election of Directors" and FOR ratification of the selection of Ernst & Young LLP as independent public auditors for the year ended December 31, 2003. Any stockholder has the power to revoke his proxy at any time before it is voted.

         The Board of Directors has fixed March 5, 2003 as the record date for stockholders entitled to notice of and to vote at the Annual Meeting. Shares of Common Stock outstanding on the record date are entitled to be voted at the Annual Meeting and the holders of record will have one vote for each share so held in the matters to be voted upon by the stockholders. Shareholders of the Corporation do not have cumulative voting rights.

         The presence in person or by proxy of a majority of the shares of the Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of the votes cast with a quorum present. The three persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. The proposal to ratify the appointment of the independent auditors requires that the number of votes cast in favor of the proposal exceed the number of votes cast against it. Abstentions are considered in determining the presence of a quorum but will not affect the vote required for the election of directors or the ratification of the independent auditors. Under rules of the New York Stock Exchange, all of the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."

         As of the close of business on March 5, 2003, the outstanding shares of the Corporation consisted of 9,852,891 shares of Common Stock.

                            1. ELECTION OF DIRECTORS

         The Corporation's Board of Directors is comprised of nine directors, including eight non-employee directors, divided into three classes with staggered terms. All directors are elected for three-year terms.

         The nominees for the Board of Directors to serve until the Annual Meeting of Stockholders in 2006 are set forth below. All nominees are currently serving on the Corporation's Board of Directors. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. All nominees named herein have consented to be named and to serve as directors if elected.

         No director or executive officer of the Corporation is related to an y other director or executive officer of the Corporation by blood, or marriage or adoption, except for Mr. Stafford who is the father of Mr. Stafford, II.


                                          Principal Occupation and                  Director of      Class
                                         Employment Last Five Years;                Corporation        of
       Name                    Age        Principal Directorships                       Since       Directors
       ----                    ---        -----------------------                       -----       ---------
I. Norris Kantor               73   Of Counsel, Katz, Kantor & Perkins                  1989           2006
                                    Attorneys-at-Law; Director, First
                                    Community Bank, N. A.


A. A. Modena                   74   Retired Executive Vice President and                1989           2006
                                    Secretary of the Corporation; Director,
                                    First Community Bank, N. A.


William P. Stafford, II        39   Attorney, Brewster, Morhous, Cameron,               1994           2006
                                    Mullins, Caruth, Moore, Kersey & Stafford,
                                    PLLC; Director, First Community Bank, N. A.


             YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF
                           THE NOMINEES FOR DIRECTOR.

CONTINUING DIRECTORS

         The following persons will continue to serve as members of the Board of Directors until the Annual Meeting of Stockholders in the year of the expiration of their designated terms. The name, age, principal occupation and certain biographical information for each continuing director are presented below:

                                          Principal Occupation and                  Director of      Class
                                         Employment Last Five Years;                Corporation        of
       Name                    Age        Principal Directorships                       Since       Directors
       ----                    ---        -----------------------                       -----       ---------
Allen T. Hamner                61    Professor of Chemistry, West Virginia               1993          2004
                                     Wesleyan College; Director, First Community
                                     Bank, N. A.

B. W. Harvey                   71    President, Highlands Real Estate Management,        1989          2004
                                     Inc. (a company which provides commercial
                                     property leasing services); Director and
                                     Chairman First Community Bank, N. A.

John M. Mendez                 48   President and Chief Executive Officer of the         1994          2004
                                    Corporation; Director, Executive Vice
                                    President, First Community Bank, N. A.;
                                    Director & Chairman, United First Mortgage,
                                    Inc.; Past Vice President, Chief Financial
                                    Officer & Secretary of the Corporation; Past
                                    Senior Vice President - Finance & Chief
                                    Administrative Officer, First Community
                                    Bank, N. A.

Robert E. Perkinson, Jr.       55   Past Vice President-Operations, MAPCO                1994          2005
                                    Coal, Inc., Permac, Inc., Race Fork Coal
                                    Company, South Atlantic Coal, Inc., (all coal
                                    mining operations); Director, First Community
                                    Bank, N. A.

William P. Stafford            69   President, Princeton Machinery Service, Inc.         1989          2005
                                    (a machinery manufacturing repair company);
                                    Chairman of the Board of the Corporation;
                                    Director, First Community Bank, N. A.


W. W. Tinder, Jr.              77   Chairman & Chief Executive Officer,                  1989          2005
                                    Tinder Enterprises, Inc. (a truck sales and
                                    servicing company); Chief Executive
                                    Officer, Tinco Leasing Corporation (a real
                                    estate leasing corporation); Director, First
                                    Community N. A.

 EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

          The name, age, principal occupation and certain biographical information for each continuing officer are presented below:


                                          Principal Occupation and                    Officer of
                                         Employment Last Five Years;                 Corporation
       Name                    Age            Principal  Title                          Since
       ----                    ---        -----------------------                       -----
Robert L. Buzzo                52    President of First Community Bank, N. A.;          2000
                                     Vice President and Secretary of the
                                     Corporation; past Chief Executive Officer
                                     of First Community Bank

E. Stephen Lilly               44    Chief Operating Officer of the Corporation;        2000
                                     Senior Vice President and Chief Operating
                                     Officer of First Community Bank, N. A.;
                                     past Vice President-Operations of First
                                     Community Bank

Robert L. Schumacher           51    Chief Financial Officer of the Corporation;        2000
                                     Senior Vice President-Finance and Secretary
                                     of First Community Bank, N. A.; Past Senior
                                     Vice President-Finance of the Corporation;
                                     Past Senior Vice President and Senior Trust
                                     Officer of First Community Bank


COMPENSATION OF DIRECTORS

         During the first nine months of 2002, non-employee members of the Board of Directors received a retainer fee of $500 per month. Beginning in October 2002, this retainer was increased to $700 per month. During the first nine months of 2002, Audit Committee members received $300 per month fee for meetings attended. Beginning in October 2002, Audit Committee members received a retainer fee of $1,000 per quarter. Members of the Corporation's Executive Committee also receive a fee of $250 per meeting unless held in conjunction with monthly board meetings in which case no committee fee is paid. Directors of the Corporation may also be reimbursed for travel or other expenses incurred for attendance at Board or committee meetings. Directors who are employees of the Corporation receive no compensation for service on the Board or its committees.

         In addition, non-employee directors of the Corporation participate in the 2001 Directors' Stock Option Plan (the "Directors' Option Plan"). The Directors' Option Plan was implemented to facilitate and encourage investment in the Corporation's future growth and continued success. No grants were made under the Director's Option Plan in fiscal 2002. In fiscal 2001, non-employee directors were granted options to purchase 49,500 shares of Common Stock. The exercise price of each option was the market value of a share of Common Stock on the date of grant. The options are fully vested and must be exercised within 10 years of grant or two years following the director's retirement, whichever occurs first.


MEETING ATTENDANCE

         The Board of Directors held twelve meetings during 2002. All directors and those nominees, who are currently directors, attended at least 75% of all meetings of the Board and any committee of which they were members.


BOARD COMMITTEES

         The Board of Directors of the Corporation has an Audit Committee consisting of Chairman Hamner and Messrs. Harvey and Perkinson, all non-employee members of the Board and independent under the Nasdaq Stock Market listing standards as well as the recently enacted Sarbanes-Oxley Act of 2002. Mr. Stafford served on the Audit Committee during 2002 and through the early part of March, 2003. The Audit Committee of the Board of Directors, which held seven meetings during 2002, reviews and acts on reports to the Board with respect to various auditing and accounting matters, the scope of the audit procedures and the results thereof, the internal accounting and control systems of the Corporation, the nature of service performed for the Corporation by and the fees to be paid to the independent auditors, the performance of the Corporation's independent and internal auditors and the accounting practices of the Corporation. The Audit Committee is responsible for the appointment of the independent auditors, subject to stockholders' ratification. The 2002 Report of the Audit Committee is presented on page 10 of this Proxy Statement. During the first nine months of 2002, audit committee members received $300 per meeting attended. Beginning in October 2002, audit committee members receive a retainer fee of $1,000 per quarter.

         The Board of Directors has a Compensation Committee that was formed in May 1999 consisting of non-employee Directors Hamner, Tinder, and William P. Stafford, II. The Compensation Committee, which held two meetings in 2002, reviews and considers the form and amount of compensation and contractual employment terms of the President and Chief Executive Officer of the Corporation. Recommendations of the Compensation Committee are made to the Board of Directors. The 2002 Report of the Compensation Committee is presented on page 9 of this Proxy Statement.

         The Board of Directors of the Corporation has an Executive Committee consisting of Chairman Stafford and Messrs. Hamner, Harvey, Mendez, Modena, Stafford, II and Tinder. The Executive Committee held four meetings during 2002. The Executive Committee is empowered to act on behalf of the Board on most corporate matters not involving business combinations.

         The Board does not maintain a Nominating Committee.

TRANSACTIONS WITH DIRECTORS AND OFFICERS

         Some of the directors and officers of the Corporation and members of their immediate families are at present, as in the past, customers of the Corporation's subsidiary bank, and have had and expect to have transactions with the bank. In addition, some of the directors and officers of the Corporation are, as in the past, also officers of or partners in entities that are customers of the bank and have had and expect to have transactions with the bank. Such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Corporation's officers, directors and persons who own more than 10% of the Corporation's capital stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. The Reporting Persons are required by regulation to furnish the Corporation with copies of all forms they file pursuant to Section 16(a) of the Exchange Act.

         Based solely on review of the copies of such forms furnished to the Corporation, or written representations from its officers and directors, the Company believes that during, and with respect to, fiscal 2002, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Exchange Act except for Mr. Modena who filed a late Form 4 in connection with a sale of shares of Common Stock.


BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of March 5, 2003, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) certain directors and executive officers of the Company and its major subsidiaries and (iii) all directors and executive officers of the Company and its major subsidiaries, as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the Common Stock shown as beneficially owned by them.

                                                    Amount and Nature
   Name of Beneficial                                 of Beneficial
   Owner or Number of                                Ownership as of             Percent of
    Persons in Group                                  March 5, 2003             Common Stock
-----------------------------------------------------------------------------------------------
The H. P. & Anne S. Hunnicutt Foundation (1)             1,111,000                  11.28%
P.O. Box 309, Princeton, WV  24740

The Company's Directors and Officers:

Robert L. Buzzo (2)                                         12,009                      *
Allen T. Hamner (3)(4)                                      13,182                      *
B. W. Harvey (3)(5)                                         16,937                      *
I. Norris Kantor (3)(6)                                     29,876                      *
E. Stephen Lilly (7)                                         5,570                      *
John M. Mendez (8)                                          16,729                      *
A. A. Modena (3)                                            30,636                      *
Robert E. Perkinson, Jr. (3)(9)                             85,618                      *
Robert L. Schumacher (10)                                   10,915                      *
William P. Stafford  (11)                                  224,874                   2.28%
William P. Stafford, II                                    139,796                   1.42%
W. W. Tinder, Jr. (3)(12)                                   69,339                      *
All Directors and Executive Officers                       655,481                   6.63%
   as a Group (Twelve Persons)
-----------------------------------------------------------------------------------------------


*        Represents less than 1% of the outstanding Class B Shares.


(1)      Information obtained from a Schedule 13G dated March 17, 2003. The
         H. P. and Anne S. Hunnicutt Foundation ("Foundation") is a private, tax-exempt charitable foundation under Section 501(c)(3) of the Internal Revenue Code. The Foundation was created by the family of two directors, William P. Stafford and William P. Stafford, II. Neither director exercises voting or dispositive power over the shares held by the Foundation.

(2) Includes 11,768 shares allocated to Mr. Buzzo's Employee Stock Ownership and Savings Plan ("ESOP") account.

(3) Includes 5,500 shares issuable upon exercise of currently exercisable options granted under the Directors' Option Plan.

(4)      Includes 4,284 shares held by Mr. Hamner's wife.

(5)      Includes 1,278 shares held by Mr. Harvey's wife.

(6)      Includes 1,276 shares held by Mr. Kantor's wife.

(7)      Includes 2,434 shares allocated to Mr. Lilly's ESOP account.

(8)      Includes 15,478 shares allocated to Mr. Mendez's ESOP account.

(9) Includes 32,150 shares held by the Robert E. Perkinson, Sr. Trust and 6,430 shares held by the Robert E. Perkinson, Jr. Trust in which Mr. Perkinson is deemed to share beneficial ownership. Mr. Perkinson is co-trustee of the Robert

         E. Perkinson, Sr. Trust and holds a remainder interest therein with two of his siblings, and he is co-trustee and sole beneficiary of the Robert E. Perkinson, Jr. Trust.

(10)     Includes 10,894 shares allocated to Mr. Schumacher's ESOP account.

(11) Includes 39,915 shares held by Stafford Farms LLC as to which Mr. Stafford is deemed to share beneficial ownership. Also includes 147,848 shares held jointly by Mr. Stafford and his wife, and 1,729 shares held by Mr. Stafford's wife.

(12) Includes 51,700 shares held by Tinder Enterprises Inc., as to which Mr. Tinder serves as Chairman and Chief Executive Officer. Also includes 1,718 shares held by Mr. Tinder's spouse.

REPORT ON EXECUTIVE COMPENSATION

         The Board of Directors maintains a Compensation Committee (the "Committee") whose role is the establishment and management of employment terms and the form and levels of compensation paid to the President and Chief Executive Officer ("CEO"). The Committee also periodically reviews the compensation of other executive officers named in the Summary Compensation Table subject to primary salary administration for these officers by the CEO.

         Other responsibilities of the Compensation Committee include the development of proposed contractual terms of employment and establishment of a framework for a competitive compensation package for the CEO and long-term compensation programs for all executive officers that adequately reward performance and provide incentives for retention. In carrying out its responsibilities, the Compensation Committee considers: i) the need to retain competent and effective management personnel; ii) competitive terms and levels of compensation relative to other companies of comparable size and operation within the commercial banking industry; iii) past performance of the CEO as measured against predetermined goals and objectives; iv) comparative performance of the CEO as benchmarked against peer groups of comparable commercial banks; and v) the achievement of overall corporate goals.

         The Committee establishes current compensation based primarily on review of competitive salary practices by similarly sized banking organizations locally and nationally giving appropriate weight to regional differences in cost of living and contrasting relative performance of the Company and the designated peer group. In performing this analysis, the Committee utilized the Sheshunoff Executive Compensation Survey as well as compensation data from other specifically identified banking peers.

         In review of cash compensation of the CEO for the 2002 fiscal year, the committee awarded a 2% cost of living increase which resulted in an increase in base compensation from $240,000 to $244,800 annually. This salary adjustment was effective January 1, 2002 and was based on the change in the Consumer Price Index published by the Bureau of Labor Statistics.

         In 2002 there were no recommended changes in the employment contract of the CEO. The CEO employment contract is for a three year term and renews annually. The contract provides for salary continuation for a period of 35 months in the event of termination within three years of a change in control of ownership. The contract also provides for salary continuation for a period of 30 months in the event of termination without cause, absent a change in control of ownership

         For 2002 the Committee recommended to the Board of Directors a two-tiered incentive compensation strategy for the CEO based upon the Company meeting specific financial benchmarks and an additional discretionary incentive based upon both the financial and non-financial performance of the Company. The actual bonus payment to the CEO in the first quarter of 2002 was $36,000.

         This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, unless the Corporation specifically incorporates this report by reference and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

                                                   Allen T. Hamner
                                                   William P. Stafford, II
                                                   W. W. Tinder, Jr.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of the Compensation Committee of the Board of Directors is a current or former officer or employee of the Corporation. No member of the Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.


REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board is responsible for providing independent, objective oversight of the Corporation's accounting functions, financial reporting process and internal controls. The Audit Committee operates under a written charter, which has been revised and approved by the Corporation's Board of Directors to comply with the Sarbanes-Oxley Act of 2002. A copy of the charter is included as Appendix A to this Proxy Statement.

         The responsibilities of the Audit Committee include the appointment of an accounting firm to be engaged as the Corporation's independent auditors for the purpose of performing an audit of the Corporation's financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted within the United States. Additionally, and as appropriate, the Audit Committee reviews, evaluates, discusses, and consults with management, internal audit personnel and the independent auditors regarding the following:

         o the plan for, and independent auditors' report on, each audit of the Corporation's financial statements

         o the Corporation's financial disclosure documents, including all financial statements and reports sent to shareholders

         o changes in the Corporation's accounting practices, principles, controls or methodologies, or in its financial statements

         o        significant developments in accounting rules

         o the adequacy of the Corporation's internal accounting controls, and accounting, financial and auditing personnel

         o the establishment and maintenance of an environment at the Corporation that promotes ethical behavior

         The Audit Committee Charter incorporates standards set forth in Securities and Exchange Commission regulations and the listing standards of the National Association of Securities Dealers. After appropriate review and discussion, the Audit Committee determined that the Committee fulfilled its responsibilities under the Audit Committee Charter in 2002.

         The Audit Committee is responsible for recommending to the Board that the Corporation's financial statements be included in its annual report. The Committee held seven meetings during the fiscal year 2002 and took a number of steps in making the independent auditor recommendation. First, the Audit Committee discussed with its independent auditors those matters the accountant communicated to and discussed with the Audit Committee under applicable auditing standards, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed the accountant's independence with that firm and received a letter from the accountant concerning independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of the auditors' independence, and assisted the Audit Committee in evaluating such independence.

         Finally, the Audit Committee reviewed and discussed, with the Corporation management and the accounting firm, the Corporation's audited consolidated balance sheet at December 31, 2002 and consolidated statement of income, cash flows and stockholders' equity for the year then ended. Based on discussions with the auditors concerning the audit, the independence discussions, and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board (and the Board approved) that these financial statements be included in the Corporation's 2002 Annual Report to Shareholders and incorporated by reference to its Annual Report on Form 10-K filed with the Securities and Exchange Commission.

               This report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, unless the Corporation specifically incorporates this report by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.



Allen T. Hamner, Audit Committee Chair
B. W. Harvey, Audit Committee Member
Robert E. Perkinson, Jr., Audit Committee Member

EXECUTIVE COMPENSATION FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

         The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by, or paid to the Corporation's President and Chief Executive Officer and to other executive officers of the Corporation whose salary and bonus exceeded $100,000 during the year ended December 31, 2002.

                           SUMMARY COMPENSATION TABLE

                                                                                           Long-Term Compensation
                                                                                           ----------------------
                                                                                             Awards      Payouts
                                                                                           ----------    --------
Name of Individual /                                                       Other Annual    Securities     LTIP        All Other
Capacities Served                       Year       Salary        Bonus   Compensation (1)   Options      Payouts   Compensation (2)
-----------------------------------------------------------------------------------------------------------------------------------
John M. Mendez                          2002      $228,184      $ 36,000        $--          12,826        $--          51,430
President & Chief                       2001      $224,105      $ 30,000        $--          12,826        $--          48,794
Executive Officer                       2000      $178,199      $ 30,780        $--          12,826        $--          43,089
of the Corporation;
Executive Vice President of
First Community
Bank, N. A.; Director & Chairman
of United First Mortgage, Inc.

Robert L. Buzzo                         2002      $135,678      $ 11,221        $--           6,878        $--          38,533
Vice President and                      2001      $122,069      $ 14,751        $--           6,878        $--          34,741
Secretary of the                        2000      $106,098      $ 14,450        $--           6,878        $--          27,389
Corporation; President of
First Community Bank, N. A.;
Chief Executive Officer of the
Bluefield Division of First
Community Bank, N. A.;
Director & Secretary of
United First Mortgage, Inc.

E. Stephen Lilly                        2002      $138,669      $ 14,632        $--           6,864        $--          33,970
Chief Operating Officer                 2001      $121,618      $ 30,092        $--           6,864        $--          33,484
of the Corporation;                     2000      $ 90,009      $ 21,035        $--           6,864        $--          25,874
Senior Vice President &
Chief Operating Officer of
First Community Bank, N. A

Robert L. Schumacher                    2002      $104,391      $ 10,827        $--           8,424        $--          27,002
Chief Financial Officer                 2001      $ 99,047      $  8,622        $--           8,424        $--          24,825
of the Corporation;                     2000      $ 92,555      $ 14,293        $--           8,424        $--          26,657
Senior Vice President-
Finance and Secretary of
First Community Bank, N. A



(1) The Company provides perquisites to the named officers, comprised of dues for country club membership and the personal use of Company vehicles. The value of such benefits do not exceed the lesser of $50,000 or 10% of salary and bonus for any of the named officers.

(2)      Includes $7,260, $6,127, $6,192 and $4,714 in 401(k) matching contributions for Messrs. Mendez, Buzzo, Lilly and Schumacher, respectively, for 2002. Includes $11,000, $9,283, $9,382 and $7,142 in
         ESOP contributions for Messrs. Mendez, Buzzo, Lilly and Schumacher, respectively, for 2002. Includes $11,000, $6,529, $6,665 and $5,010 in
         401(k) deferrals for Messrs. Mendez, Buzzo, Lilly and Schumacher, respectively, for 2002. Includes $5,616, $9,793, $6,665 and $5,010 in
         Wrap Plan deferrals for Messrs. Mendez,

         Buzzo, Lilly and Schumacher, respectively, for 2002. Includes $13,800, $4,000, $4,043 and $3,078 in Wrap Plan contributions for Messrs. Mendez, Buzzo, Lilly and Schumacher, respectively, for 2002. Includes $2,754, $2,801, $1,022 and $2,049 in premium cost of Executive Life Insurance premiums for Messrs. Mendez, Buzzo, Lilly and Schumacher, respectively, for 2002.


STOCK OPTIONS

         In 1999, the Company instituted a Stock Option Plan to encourage and facilitate investment in the Common Stock of the Company by key executives and to assist in the long-term retention of service by those executives. The Plan covers key executives as determined by the Company's Board of Directors from time to time. Options under the Plan were granted in the form of non-statutory stock options with the aggregate number of shares of common stock available for grant under the Plan set at 302,500 shares. Total options granted under the Plan at December 31, 2002 represent the right to acquire an aggregate of 289,502 shares. Under the Plan, an optionee is deemed to have been granted options in five annual installments on January 1 of each year beginning January 1, 1999 and continuing through 2003. All stock options granted pursuant to the Plan vest ratably on the first through the seventh anniversary dates of the deemed grant date. The option price of each stock option is equal to the fair market value of the Company's Common Stock on the date of each deemed grant during the five-year grant period. Vested stock options granted pursuant to the Plan are exercisable for a period of five years after the date of the grantee's retirement (provided retirement occurs at or after age 62), disability, or death. If employment is terminated other than by retirement at or after age 62, disability, or death, vested options must be exercised within 90 days after the effective date of termination. Any option not exercised within such period will be deemed cancelled.

         In the event of a change of control or upon dissolution of the Corporation, the stock options granted under the Plan continue to vest and are exercisable in accordance with the terms of the original grant. Change of control provisions further provide that any optionee who is terminated without cause by the Corporation, its successor or affiliate during the 12 months preceding, or at any time following a change of control, and any participant who remains employed by the Corporation or any affiliate during the 90-day period following a change of control and thereafter resigns, shall continue to receive grants on the deemed grant dates and vest as if the optionee continued to be employed, and optionee, or his estate, shall be entitled to exercise such options within five years after death or attainment of age 62, whichever first occurs.

                                                         Individual Grants in 2002
                          ------------------------------------------------------------------------------------------
                           Number of       % of Total
                           Securities       Options
                           Underlying      Granted to          Exercise or
                            Options       Employees in         Base Price       Expiration           Grant Date
    Name                  Granted (1)     Fiscal Year          ($/Sh) (1)        Dates (2)        Present Value (3)
-------------------------------------------------------------------------------------------------------------------
John M. Mendez               12,826         18.76%               27.12           03/01/22               $93,758
Robert L. Buzzo               6,878         10.06%               27.12           04/01/17               $50,278
E. Stephen Lilly              6,864         10.04%               27.12           07/01/25               $50,176
Robert L. Schumacher          8,424         12.32%               27.12           04/01/18               $61,579
19 Optionees
  (including the 4
   listed above)             68,351        100.00%               27.12   From    05/01/10              $499,646
                                                                         To      05/01/43
-------------------------------------------------------------------------------------------------------------------

(1) Plan participants may use previously owned shares to pay for an option's exercise price. Additionally, plan participants may have the Company withhold their shares due upon exercise of an option to satisfy their required tax withholding obligations.

(2) Options expire 5 years after the executive's retirement date, death or disability. In the event of termination other than retirement, death or disability, options must be exercised within 90 days of effective date of termination. If not exercised within that period, options are deemed cancelled. For purposes of this table, retirement age is assumed to be age 62. All executive options vest ratably over the seven year period following the date of deemed grant as described above.

(3) The grant date present value of options was determined using the Black-Scholes model with the following assumptions: risk-free interest rate of 5.15%, dividend yield of 3.20%, expected volatility of the market price of the Company's common stock of 24.5%, and average anticipated time to exercise of 13.77 years.


OPTION EXERCISES IN LAST FISCAL YEAR

         The following table sets forth certain information concerning exercises of stock options by the executive officers listed in the Summary Compensation Table during the fiscal year ended December 31, 2002 and options held at December 31, 2002.


 OPTION EXERCISES IN LAST FISCAL YEAR

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED            VALUE OF UNEXERCISED IN-THE-MONEY
                             SHARES                          OPTIONS AT YEAR END                 OPTIONS AT YEAR END (1)
                          ACQUIRED ON      VALUE         -----------------------------   ---------------------------------------
    NAME                    EXERCISE      REALIZED       EXERCISABLE     UNEXERCISABLE    EXERCISABLE            UNEXERCISABLE
--------------------------------------------------------------------------------------   ---------------------------------------
John M. Mendez                 -             -                -             51,304             -                    $527,662

Robert L. Buzzo                -             -                -             27,512             -                    $282,961

E. Stephen Lilly               -             -                -             27,457             -                    $282,394

Robert L. Schumacher           -             -                -             33,696             -                    $346,564



(1) Represents the market value per share of Common Stock at fiscal year-end based on its closing price of $30.76 at December 31, 2002, minus the exercise price per share of the options outstanding times the number of shares of Common Stock represented by such options.


WRAP PLAN

         The Corporation maintains a non-qualified Supplemental 401(k) Plan ("Plan") for the purpose of providing deferred compensation which cannot be accumulated under the Basic Plan provisions above because of deferral and covered compensation limitations on tax-qualified pension plan benefits. The Company makes a non-qualified matching credit on employee contributions at the rate established in the 401(k) Plan (100% in 2002) of up to 6% of compensation deferred and also makes contributions in lieu of basic plan ESOP contributions for compensation in excess of the $200,000 compensation limit. Contributions under this Plan in 2002 for the covered persons are included in the Summary Compensation Table and are as follows: Mendez -- $13,800; Buzzo -- $4,000; Lilly -- $4,043; and Schumacher -- $3,078.

EXECUTIVE RETENTION PLAN

         In 1999, the Company established an Executive Retention Plan for key members of senior management, including the individuals named in the Summary Compensation Table. This Plan provides for a benefit at normal retirement (age
65) targeted at 15% of final compensation projected at an assumed 3% salary progression rate. Benefits under the Plan become payable at age 62. Actual benefits payable under the Retention Plan are dependent on an indexed retirement benefit formula that accrues benefits equal to the aggregate after-tax income of associated life insurance contracts less the Company's tax-effected cost of funds for that plan year. Benefits under the Plan are dependent on the performance of the insurance contracts and are not guaranteed by the Company.

         In connection with the Executive Retention Plan, the Company has also entered into Life Insurance Endorsement Method Split Dollar Agreements (the "Agreements") with the executives covered under the Retention Plan. Under the Agreements, the Company shares 80% of death benefits (after recovery of cash surrender value) with the designated beneficiaries of the executives under life insurance contracts referenced in the Retention Plan. The Company as owner of the policies retains a 20% interest in life proceeds and a 100% interest in the cash surrender value of the policies.

         The Retention Plan also contains provisions for change of control, as defined, which allow the executives to retain benefits under the Plan in the event of a termination of service, other than for cause, during the twelve months prior to a change in control or anytime thereafter, unless the executive voluntarily terminates his employment within 90 days following the change in control.

         Because the Retention Plan was designed to retain the future services of key executives, no benefits are payable under the Plan in the event of voluntary or involuntary termination prior to retirement age of 62.


DIRECTORS' SUPPLEMENTAL RETIREMENT PLAN

         In 2001, the Company established a Directors' Supplemental Retirement Plan for its non-employee Directors. This Plan provides for a benefit upon retirement from service on the Board at specified ages depending upon length of service or death. Benefits under the Plan become payable at age 70, 75 and 78 depending upon the individual director's age and original date of election to the Board. Actual benefits payable under the Plan are dependent on an indexed retirement benefit formula that accrues benefits equal to the aggregate after-tax income of associated life insurance contracts less the Company's tax-effected cost of funds for that plan year. Benefits under the Plan are dependent on the performance of the insurance contracts and are not guaranteed by the Company.

         In connection with the Directors' Supplemental Retirement Plan, the Company has also entered into Life Insurance Endorsement Method Split Dollar Agreements (the "Agreements") with certain directors covered under the Plan. Under the Agreements, the Company shares 80% of death benefits (after recovery of cash surrender value) with the designated beneficiaries of the executives under life insurance contracts referenced in the Retention Plan. The Company as owner of the policies retains a 20% interest in life proceeds and a 100% interest in the cash surrender value of the policies.

         The Plan also contains provisions for change of control, as defined, which allow the Directors to retain benefits under the Plan in the event of a termination of service, other than for cause, during the twelve months prior to a change in control or anytime thereafter, unless the Director voluntarily terminates his service within 90 days following the change in control.

         Because the Plan was designed to retain the future services of Directors, no benefits are payable under the Plan in the event of voluntary or involuntary termination prior to retirement age as defined in the Plan document.


COMPARATIVE PERFORMANCE OF THE COMPANY

         The following chart was compiled by SNL Securities, LC and compares cumulative total shareholder return on the Corporation's Common Stock for the five-year period ended December 31, 2002 with cumulative total shareholder return of: (1) The Standard & Poor's 500 market index ("S&P 500"); and 2) a group of 21 Peer Bank Holding Companies (Asset Size & Regional Peer Group).

                               [GRAPHIC OMITTED]


         The graph assumes an initial investment of $100 on December 31, 1997 in the Corporation's common stock and each of the comparative investments with dividends from each of the investments reinvested at year-end in additional shares of stock at the then current market value.

                                                                             PERIOD ENDING
                                             -------------------------------------------------------------------------
INDEX                                        12/31/97     12/31/98     12/31/99     12/31/00     12/31/01     12/31/02
----------------------------------------------------------------------------------------------------------------------
First Community Bancshares, Inc.               100.00       99.03        80.92        83.35       143.72       170.51
S&P 500                                        100.00      128.55       155.60       141.42       124.63        96.95
Asset Size & Regional Peer Group*              100.00       86.33        70.30        63.45        78.43       108.10

*The Asset Size & Regional Peer Group consists of banks that are traded on the NASDAQ, pink sheet, and bulletin board exchanges, have total assets between $1B and $5B, and are in the Southeast region.


            2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

         Stockholders are being asked to ratify the selection of Ernst & Young LLP, Charleston, West Virginia, as independent auditors of the Corporation and its subsidiaries for the fiscal year ending December 31, 2003. Ernst & Young served as independent auditors for the Corporation for the fiscal year ended December 31, 2002. Ernst & Young has no relationship with the Corporation or its subsidiaries except in its capacity as proposed Independent Auditor. In connection with its audit of the Corporation's financial statements for the year ending December 31, 2003, Ernst & Young will review the

Corporation's annual report to stockholders and its filings with the Securities and Exchange Commission and will conduct reviews of quarterly reports to stockholders.

         The Audit Committee of the Board of Directors has recommended to the Board of Directors that Ernst & Young be appointed as independent auditors for the year ending December 31, 2003. The Board of Directors has made that appointment and recommends that the stockholders ratify the selection of Ernst & Young as independent auditors for the ensuing year.

         A representative of Ernst & Young is expected to be present at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG AS THE CORPORATION'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2003.


FEES FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

         Fees for professional services provided by Ernst & Young LLP, the Corporation's independent auditor and principal accountant, for the respective fiscal years ended December 31 are set forth below:

                                           2002              2001
                                        ---------          ---------

         Audit Fees                     $ 198,800          $ 162,600
         Audit-Related Fees               $ 7,100            $ 1,200
         All Other Fees                       -                  -
         Tax Fees                             -                  -


         Fees for audit services include fees associated with the annual audit, the reviews of the Corporation's quarterly reports on Forms 10-Q and annual report on Form 10-K, review of other documents filed with the SEC and required statutory audits. Audit related fees primarily include fees paid for certain accounting consultations. As indicated above, no fees were paid related to tax or any other services.


                                  OTHER MATTERS

         All properly executed proxies received by the Corporation will be voted at the Annual Meeting in accordance with the specifications contained thereon. The Board of Directors knows of no other matter that may properly come before the Annual Meeting for action. However, if any other matter does properly come before the Annual Meeting, the persons named in the proxy materials enclosed will vote in accordance with their judgment upon such matter.


                                 ANNUAL REPORTS

         A copy of the Corporation's Annual Report to Stockholders for the year ended December 31, 2002 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

         Upon receipt of a written request, the Corporation will furnish to any stockholder without charge a copy of the Corporation's Annual Report on Form 10-K for fiscal 2002 required to be filed under the Exchange Act. Such written requests should be directed to the Chief Financial Officer, First Community Bancshares, Inc., P. O. Box 989, One Community Place, Bluefield Virginia 24605. The Form 10-K is not part of the proxy solicitation materials.

                             STOCKHOLDERS' PROPOSALS

         If any stockholder intends to include a proposal in the Corporation's proxy statement for the 2004 Annual Meeting, such proposal must be received by the Corporation at its principal executive offices on or before November 22, 2003. Otherwise, such proposal will not be considered for inclusion in the Corporation's Proxy Statement for such meeting.

         You are urged to properly complete, execute and return the enclosed form of proxy or vote via the Internet or toll free number provided elsewhere in the proxy material.

                                        By Order of the Board of Directors


                                        /s/ Robert L. Buzzo

                                        Robert L. Buzzo, Secretary to the Board
                                        March 20, 2003

APPENDIX A


                        FIRST COMMUNITY BANCSHARES, INC.
                                 AUDIT COMMITTEE
                                     CHARTER

         The Board of Directors of First Community Bancshares, Inc. (the "Company") has constituted and established an Audit Committee (the "Committee") with authority, responsibility, and specific duties as described in this Audit Committee Charter.

A.       COMPOSITION

         The Committee shall consist of three or more directors, each of whom is "independent" as such term is defined in the Sarbanes-Oxley Act of 2002 (the "Act") and regulations promulgated thereunder and under the rules of the NASDAQ National Market.

         Each director shall be free from any relationship that, in the opinion of the Board of Directors, as evidenced by its annual selection of such Committee members, would interfere with the exercise of independent judgment as a Committee member. Each Committee member shall be able to read and understand financial statements (including the company's balance sheet, income statement and cash flow statement).

B.       MISSION STATEMENT AND PRINCIPAL FUNCTIONS

         The Committee shall have access to all records of the Company and shall have and may exercise such powers as are appropriate to its purpose. The Committee shall perform the following functions:

         (1) Understand the accounting policies used by the Company for financial reporting and tax purposes and approve their application; it shall also consider any significant changes in accounting policies that are proposed by management or required by regulatory or professional authorities.

         (2) Review the Company's audited financial statements and related footnotes and the "Management's Discussion and Analysis" portion of the annual report on Form 10-K prior to the filing of such report, and recommend to the Board of Directors whether such financial statements shall be incorporated by reference in the Company's annual report on Form 10-K, based upon the Committee's review and discussions with its independent public accounting firm.

         (3) Review the Company's unaudited financial statements and related footnotes and the "Management Discussion and Analysis" portion of the Company's Form 10-Q for each interim quarter and ensure that the independent public accounting firm also reviews the Company's interim financial statements before the Company files its quarterly report on Form 10-Q with the Securities and Exchange Commission (the "SEC".)

         (4) Study the format and timeliness of financial reports presented to the public or used internally and, when indicated, recommend changes for appropriate consideration by management.

         (5) Meet with the Company's legal counsel to review legal matters that may have a significant impact on the Company or its financial reports.

         (6) Ensure that management has been diligent and prudent in establishing accounting provisions for probable losses or doubtful values and in making appropriate disclosures of significant financial conditions or events.

         (7) Review press releases submitted by management in connection with the release of quarterly, annual, or special financial statements. In respect thereto, recommend to the Chairman of the Board any changes that appear necessary to conform releases with appropriate professional practice.

         (8)       Review and reassess the adequacy of this Charter annually.

         INDEPENDENT ACCOUNTANTS:

         (9) Be directly responsible for the appointment and approval, compensation and oversight of the audit work of an independent public accounting firm employed for the purpose of preparing or issuing an audit report with respect to the Company; such independent public accounting firm shall be duly registered with the Public Accounting Oversight Board following its establishment (all references herein to a registered public accounting firm shall mean an independent public accounting firm prior to the establishment of the Public Accounting Oversight Board and a registered public accounting firm following the establishment of the Public Accounting Oversight Board); and such registered public accounting firm shall be instructed to report directly to the Committee.

         (10) Approve in advance any non-audit service permitted by the Act, including tax services, that its registered public accounting firm renders to the Company, unless such prior approval may be waived because of permitted exceptions under the Act.

         (11) To the extent required by applicable regulations, disclose in periodic reports filed by the Company approval by the Committee of allowable non-audit services to be performed for the Company by the registered public accounting firm performing the Company's audit.

         (12) Delegate to one or more members of the Committee the authority to grant pre-approvals for auditing and allowable non-auditing services, which decision shall be presented to the full Committee at its next scheduled meeting for ratification.

         (13) Receive a timely report from its registered public accounting firm performing the audit of the Company, which details: (1) all critical accounting policies and practices to be used in the audit; (2) all alternate treatment of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosure and the treatment preferred by the registered public accounting firm; and (3) other material written communications between the registered public accounting firm and the management of the Company, including, but not limited to, any management letter or scheduled or unadjusted differences.

         (14) Ensure that the registered public accounting firm submits to the Committee written disclosures and the letter from the registered public accounting firm required by Independence Standards Board Standard No. 1 [Independence Discussions with Audit Committees], and discuss with the registered public accounting firm's their independence.

         (15) Discuss with the registered public accounting firm the matters required to be discussed by SAS 61 [Communication with Audit Committees] and SAS 90 [Audit Committee Communications].

         (16) Engage independent counsel and other advisers, as the Committee may determine in its sole discretion to be necessary, to carry out the Committee's duties.

         (17) Submit to the Chief Financial Officer of the Company both an annual budget and invoices to fund appropriate compensation to the registered public accounting firm employed by the Company for the purpose of rendering or issuing an audit report and for compensation of others employed by the Committee.

         (18) Obtain from the registered public accounting firm, at least annually, a formal written statement delineating all relationships between the registered public accounting firm and the Company, and at least annually discuss with the registered public accounting firm any relationship or services which may impact the registered public accounting firm's objectivity or independence, and take appropriate actions to ensure such independence.

         INTERNAL AUDIT DEPARTMENT:

         (19) Cause to be maintained an appropriate internal audit program covering the Company and all its subsidiaries (each, a "Subsidiary") by internal auditors who report to the Committee and the Board of Directors.

         (20) Review and approve the audit plan and budget of the Internal Audit Department, which may be established for any Subsidiary, which shall report at least annually to the Committee regarding the staffing plans, financial budget and audit schedules and the adequacy thereof.

         (21) Make the determination in regard to the selection of and/or the dismissal of the Director of Internal Audit.

         (22) Review the scope and coordination efforts of the joint internal/external audit program with both internal auditors and the registered public accounting firm.

         (23) Review reports of any material defalcations and other reportable incidents related to the financial statements or financial reporting of each Subsidiary and supervise and direct any special projects or investigations considered necessary by the Committee.

         (24) Review reports of internal auditors and examinations made by regulatory agencies and management's response to them, evaluate the reports in regard to control and/or compliance implications and determine whether appropriate corrective action has been implemented.

         (25) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

         REGULATORY COMPLIANCE:

         (26) Cause to be maintained an appropriate regulatory compliance program covering the Company and its Subsidiaries to aid compliance with the laws and regulations applicable to financial institutions.

         (27) Review reports of the Director of Auditing covering the scope and adequacy of the compliance program, the degree of compliance and cooperation, and the implementation of corrective actions (if necessary or appropriate).

         (28) To the extent applicable, receive reports on a Subsidiary's compliance with Section 112 of the Federal Deposit Insurance Corporation Improvement Act and review the basis for the reports issued under the rule with management, the Internal Audit Department and the registered public accounting firm.

         INTERNAL CONTROL:

         (29) Review periodically the scope and implications of a Subsidiary's internal financial procedures and consider their adequacy.

         (30) Maintain direct access to the staff of each Subsidiary. If useful, require that studies be initiated on subjects of special interest to the Committee.

         (31) Review the comments on internal control submitted by the internal auditors and the registered public accounting firm to ensure that appropriate suggestions for improvement are promptly considered for insertion into a Subsidiary's internal financial procedure.

         (32) Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         REGULATORY EXAMINERS

         (33) Meet with representatives of the applicable regulatory examiners of the institution and discuss matters relating to their review and supervision of the organization.

         (34) Ensure management has taken appropriate corrective action regarding any significant regulatory matters reported by the examiners.

         SPECIAL DUTIES:

         (35) Make special studies of matters related to the financial operations of the Company or its Subsidiaries or to allegations of managerial misconduct by its executives.

C.       MEETINGS

         Meetings of the Committee will be held at least quarterly and such other times as shall be required by the Chairman of the Board, or by a majority of the members of the Committee. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof. Written minutes pertaining to each meeting shall be filed with the Secretary and an oral report shall be presented by the Committee at each Board meeting.

         At the invitation of the Chairman of the Committee, the meetings shall be attended by the Chief Executive Officer, the Chief Financial Officer, the representatives of the registered public accounting firm, and such other persons whose attendance is appropriate to the matters under consideration.

                              Amended by Committee
                              as of March 18, 2003

                                Approved by Board
                              as of March 18, 2003

                                 REVOCABLE PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF FIRST COMMUNITY BANCSHARES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 22, 2003
                                 3:00 local time

     To The Stockholders of First Community Bancshares, Inc.:

     The ANNUAL MEETING of Stockholders of First Community Bancshares, Inc. will be held at Fincastle Country Club, Bluefield, Virginia, at 3:00 p.m. local time on April 22, 2003, for the purpose of considering and voting upon the following items as more fully discussed herein.

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
                     VOTE VIA THE INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)

                              FOLD AND DETACH HERE

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        FIRST COMMUNITY BANCSHARES, INC.-- ANNUAL MEETING, APRIL 22, 2003

                             YOUR VOTE IS IMPORTANT!

                                   PLEASE VOTE

                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

PLEASE MARK YOUR                                  WITH-   FOR ALL
VOTES AS INDICATED       [ X ]            FOR     HOLD    EXCEPT
IN THIS EXAMPLE

1. Election of directors to serve as     [   ]    [   ]    [   ]
   members of the Board of Directors,
   Class of 2006.

  (01) I. NORRIS KANTOR            (02) A. A. MODENA
  (03) WILLIAM P. STAFFORD, II

INSTRUCTION:TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE(S) NAME(S) IN THE SPACE PROVIDED BELOW.


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                                                         FOR   AGAINST  ABSTAIN

2. Ratification of the selection of Ernst & Young LLP,   [ ]     [ ]      [ ]
   Charleston, West Virginia, as independent audi-tors for the year ending December 31, 2003.

3. Transacting such other business as may properly come before the meet-ing, or any adjournment thereof.

Only stockholders of record at the close of business on March 5, 2003 are entitled to notice of and to vote at such meeting or at any adjournment there-of.

  IF NO INSTRUCTIONS ARE SPECIFIED ABOVE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS LISTED.

Mark here if you plan to attend the meeting                               [ ]

Mark here for address change and note change                              [ ]


Please be sure to sign and date          Date ---------------------
this Proxy in the box below.


----------------------------     -----------------------------------
   Stockholder sign above           Co-holder (if any) sign above



PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as an attorney, executor, administrator, trustee or guardian, please give full title. If a corporation or partnership, write in the full corporate or partnership name and have the President or other authorized officer sign. If shares are held jointly, each holder should sign, but only one signature is required.


              x x x IF YOU WISH TO VOTE BY TELEPHONE OR INTERNET,
                    PLEASE READ THE INSTRUCTIONS BELOW x x x

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        FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

                       INSTRUCTIONS FOR VOTING YOUR PROXY

Stockholders of record have three alternative ways of voting their proxies:

1. By Mail (traditional method); or

2. By Telephone (using a Touch-Tone Phone); or

3. By Internet

Your telephone or Internet vote authorizes the named proxies, Michael J. Earle and Jeff Farmer, or either of them, to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or internet must be cast prior to 12 midnight, April 21, 2003.

VOTE BY TELEPHONE                         VOTE BY INTERNET

It's fast, convenient, and immediate!     It's fast, convenient, and
Call Toll-Free on a Touch-Tone Phone      your vote is immediately
1-888-216-1279.                           confirmed and posted.

Follow these four easy steps:             Follow these four easy steps:

1. Read the accompanying Proxy            1. Read the accompanying Proxy
   Statement and Proxy Card.                 Statement and Proxy Card.

2. Call the toll-free number              2. Go to the Website
   1-888-216-1279.                           https://www.proxyvotenow.com/fcb

3. Enter your 9 digit Control Number      3. Enter your 9 digit Control Number
   located on your Proxy Card below.         located on your Proxy Card below.

4. Follow the recorded instructions.      4. Follow the recorded instructions.

YOUR VOTE IS IMPORTANT!                   YOUR VOTE IS IMPORTANT!
Call 1-888-216-1279 anytime!              Go to https://www.proxyvotenow.com/fcb

                                                        FOR TELEPHONE/
                                                        INTERNET VOTING:
                                                        CONTROL NUMBER

        IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE VOTING
                            BY TELEPHONE OR INTERNET

         PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE,
                 INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.

        PLEASE MARK VOTES               REVOCABLE PROXY
[ X ]   AS IN THIS EXAMPLE       FIRST COMMUNITY BANCSHARES,INC.

                         ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Michael J. Earle and Jeff Farmer, or either of them, attorney and proxy with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of First Community Bancshares, Inc.(the "Corporation") to be held on Tuesday, April 22, 2003, at the Fincastle Country Club, Double Gates, Bluefield, Virginia, at 3:00 p.m. local time, and any adjournments thereof, with all power then possessed by the undersigned, and to vote, at that meeting or any adjournment thereof, all shares which the undersigned would be entitled to vote if personally present.
                                                      With-     For All
                                              For     Hold       Except
1. The election of three directors -          [ ]      [ ]         [ ]
   Class of 2006.
   01 I. NORRIS KANTOR
   02 A. A. MODENA
   03 WILLIAM P. STAFFORD,II

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

                                              For    Against     Abstain

2. Ratification of the selection of Ernst &   [ ]      [ ]         [ ]
   Young LLP, Charleston, West Virginia, as independent auditors for the year ending
   December 31, 2003.

3. To vote upon such other business as may properly come before this meeting.

  SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED, IF AUTHORITY IS NOT WITHHELD OR IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 ABOVE.

PLEASE CHECK BOX IF YOU PLAN TO
ATTEND THE STOCKHOLDER'S MEETING   -------------------------  [  ]
ON APRIL 22, 2003.

Please be sure to sign and date    Date --------------------
this Proxy in the box below.

----------------------------     -----------------------------------
   Stockholder sign above           Co-holder (if any) sign above


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     DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                         FIRST COMMUNITY BANCSHARES, INC.
                               ONE COMMUNITY PLACE
                            BLUEFIELD, VIRGINIA 24605

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     In lieu of using this proxy card, you may also vote upon the items set forth above by entering your voting instructions by telephone at 1-888-216-1279 or on the world wide web at (https//www.proxyvotenow.com/fcb) until 11:59 p.m. eastern daylight time on April 21, 2003. If you wish to use this proxy card, please sign your name(s) exactly as shown imprinted hereon. If more than one name appears as part of registration name, all names must sign. If acting in executor, trustee or other fiduciary capacity, please sign as such.

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                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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